SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 6, 2005

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers..

On October 6, 2005, Beckman Coulter’s Board of Directors appointed Carolyn D. Beaver as the Company’s Principal Accounting Officer. Ms. Beaver, 47, has held the position of Vice President & Controller of Beckman Coulter since August, 2005. From 1987 through April, 2002, she was an audit partner with KPMG LLP, serving as KPMG’s Engagement Partner for the Beckman Coulter account from 1993 through 1999. There are no transactions in which Ms. Beaver has an interest requiring disclosure under Item 404(a) of Regulation S-K. She will receive payment of certain relocation expenses, in line with the Company’s normal practices. She does not have a separate written employment agreement with the Company and is employed by the Company on an at-will basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2005

BECKMAN COULTER, INC.

By:	/s/ Jack E. Sorokin
Name: Jack E. Sorokin
Title: Assistant General Counsel